SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                          SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[x]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2)
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        The Tocqueville Alexis Trust
                        ----------------------------

              (Name of Registrant as Specified in its Charter)
             -------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than Registrant)


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          --------------------------------------------------------------------
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     3)   Per unit price or other underlying value of transaction
          computed pursuant to Exchange Act Rule 0-11 (set forth
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[ ]   Fee paid previously with preliminary materials.
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      statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid: ___________________________________________
      2)  Form, Schedule or Registration Statement No.:______________________
      3)  Filing Party: _____________________________________________________
      4)  Date Filed: _______________________________________________________

                        THE TOCQUEVILLE ALEXIS TRUST

                               1675 Broadway
                          New York, New York 10019



                                                               June __, 2002

Dear Shareholder:

         From its inception until February 25, 2002, your Fund was managed by Haven Capital Management, Inc. ("Haven"). On February 25, 2002, the Trustees of your Fund voted to terminate the Fund's investment advisory agreement with Haven and to enter into a new investment advisory agreement with Tocqueville Asset Management L.P. ("Tocqueville"). In the enclosed materials you are being asked to approve a new investment advisory agreement between your Fund and Tocqueville and elect two Trustees affiliated with Tocqueville to your Fund.

         Please take time to read the enclosed materials.

         The question and answer section on the front cover of the Proxy Statement summarizes the proposals requiring shareholder approval. The Proxy Statement itself provides greater detail about the proposals and why they are being made. After careful review, the Fund's Trustees have approved this proposal. THE TRUSTEES RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND VOTE IN FAVOR OF THE PROPOSAL.

         To vote, simply fill out the proxy card - be sure to sign and date it - and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time by voting by telephone. The enclosed materials describe how. Your vote is very important to us. If we do not hear from you by _____, 2002, we or our administrator may contact you. Thank you for your response and for your continued investment with The Tocqueville Alexis Fund.

Sincerely,



Colin C. Ferenbach
President of The Tocqueville Alexis Trust






                        THE TOCQUEVILLE ALEXIS TRUST
                               1675 Broadway
                          New York, New York 10019

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

         Please take notice that a Special Meeting of Shareholders of The Tocqueville Alexis Trust (the "Trust"), will be held at the offices of PFPC, Inc., 103 Bellevue Parkway, 4th Floor, Wilmington, Delaware on June 24, 2002, at 9:00 a.m., Eastern time, for the following purpose:

         Proposal 1:    To consider and act upon a proposal to elect two
                        Trustees of the Trust

         Proposal 2:    To approve a new investment advisory agreement
                        between the Trust, on behalf of The Tocqueville
                        Alexis Fund (the "Fund"), and Tocqueville Asset
                        Management L.P.

         The persons named as proxies will vote in their discretion on any other business that may properly come before the meeting or any adjournments or postponements thereof.

         Holders of record of shares of the Fund at the close of business on April 30, 2002 are entitled to vote at the meeting and at any adjournments or postponements thereof.

         In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting in accordance with applicable law to permit further solicitations of proxies with respect to the Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the meeting. If an adjournment is proposed, the persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and Proposal 2 and will vote AGAINST any such adjournment those proxies to be voted against Proposal 1 and Proposal 2.

                                                  By Order of the Trustees,


                                                         Colin C. Ferenbach
                                   President of The Toqueville Alexis Trust

June __, 2002

         IMPORTANT - We urge you to sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage (or to take advantage of the telephonic voting procedures described in the enclosed flyer). Your prompt return of the enclosed proxy card (or your voting by telephone) may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.



              QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q: Why is the The Tocqueville Alexis Trust holding a special meeting?

A: The Tocqueville Alexis Trust is holding the special meeting in order to ask you to approve:

     o the proposed investment advisory agreement with Tocqueville Asset Management L.P. and

     o the election of two Trustees affiliated with Tocqueville Asset Management L.P.

Q: Why am I being asked to approve a new investment advisory agreement?

A: From its inception until February 25, 2002, your Fund was managed by Haven Capital Management, Inc., with Colin C. Ferenbach acting as portfolio manager. In January 2002, Mr. Ferenbach resigned from Haven Capital Management and was employed by Tocqueville Asset Management L.P as a portfolio manager. Principally in order to preserve continuity, on February 25, 2002, the Trustees of the Trust, including a majority of the independent Trustees:

     o voted to terminate the investment advisory agreement with Haven Capital Management, Inc.;

     o entered into an interim advisory agreement with Tocqueville Asset Management L.P. having a term of not more than 150 days; and

     o approved a new investment advisory agreement with Tocqueville Asset Management L.P.

The Investment Company Act of 1940, which regulates mutual funds, requires that the Fund's shareholders approve the new agreement in order for the Fund to continue to receive investment advisory services from Tocqueville Asset Management L.P.

Q: How does the proposed investment advisory agreement affect the Fund?

A: If the proposed agreement is approved, Tocqueville Asset Management L.P. will remain your Fund's investment adviser. In addition your Fund's portfolio manager since inception, Colin C. Ferenbach will remain as portfolio manager to the Fund. The Fund and its investment objective are not expected to change as a result of the proposed agreement. You still own the same shares in the same Fund as you did under the prior Agreement. The proposed agreement contains substantially the same terms and conditions as the prior Agreement.

Q: Will the investment advisory fee remain the same?

A: Yes.

Q: Why am I being asked to approve two new Trustees?

A: Immediately following the termination of the prior advisory agreement with Haven Capital Management, Inc., two trustees that were senior executives of Haven Capital Management, Inc. resigned as trustees of the Trust. Subsequently the remaining trustees nominated Francois Sicart and Robert Kleinschmidt, who are senior executives of Tocqueville Asset Management, L.P. You are being asked to approve these nominees.

Q: What is the recommendation of the Trustees with respect to the proposals?

A: The Trustees, including those who are not affiliated with Tocqueville Asset Management L.P. or The Tocqueville Alexis Trust, have determined that the proposed investment advisory agreement and the election of the new Trustees are advisable and in the best interests of the Fund. Accordingly, the Trustees recommend that you vote "FOR" both proposals.

Q: Will the Fund pay for the proxy solicitation and legal costs associated with the proposals?

A: No, Tocqueville Asset Management L.P. will bear these costs.

Q: When and where is the special meeting?

A: The special meeting of the shareholders of The Tocqueville Alexis Trust will be at the offices of PFPC, Inc., 103 Bellevue Parkway, 4th Floor, Wilmington, Delaware on June 24, 2002, at 9:00 A.M., Eastern time.

Q: Where can I get more information?

A: If you need more information please call PFPC, Inc., your Fund's administrator, at 1-800-850-7163.


                                  General

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of The Tocqueville Alexis Trust (the "Trust") for use at the Special Meeting of Shareholders of the Trust, [to be held at the offices of PFPC, Inc., the Trust's administrator, at 103 Bellevue Parkway, 4th Floor, Wilmington, Delaware on June 24, 2002, at
9:00 a.m., Eastern time, and at any and all adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy card are being mailed to shareholders on or about ________, 2002 or as soon as practicable thereafter.

                                  Summary

         At the Special Meeting, shareholders will be asked to consider and vote on two proposals.

         Proposal 1 asks shareholders of the Trust to elect two Trustees to the Trust.

         Proposal 2 asks shareholders to approve a new investment advisory agreement between the Trust, on behalf of The Tocqueville Alexis Fund (the "Fund"), and Tocqueville Asset Management L.P. ("Tocqueville").

         Holders of record of the shares of the Fund at the close of business on April 30, 2002, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. As of March 31, 2002 there were 5,527,314.574 shares of the Fund outstanding.

         The Fund provides periodic reports to its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semi-annual report, without charge, by calling 1-800-844-4836 or writing to the Fund at 803 W. Michigan Street, Suite A, Milwaukee, Wisconsin 53233.

         The Trustees of the Trust recommend that shareholders of the Fund vote FOR Proposal 1 and FOR Proposal 2.

PROPOSAL 1. To consider and act upon a proposal to elect two Trustees of the Trust.

         At the Special Meeting, it is proposed that two Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Francois Sicart and Robert Kleinschmidt (each a "Nominee" and collectively the "Nominees").

         The Trustees currently are D. Euan Baird, William F. Indoe, Robert
E. Kaufmann, John F. McNiff and Colin C. Ferenbach each of whom has been a Trustee since the Trust's inception.

         Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

Information Regarding Trustees and Nominees

         The following information is provided for each Trustee and Nominee.


                                                                                        Number of           Other
                                                Term of                               Portfolios in     Directorships
                                 Positions    Office and                               Fund Complex        Held by
                                 Held with     Length of   Principal Occupation(s)     Overseen by       Trustee or
    Name, Address and Age        the Trust    Time Served    During Past 5 Years        Trustee(3)         Nominee
--------------------------       ---------    -----------  -----------------------    -------------     --------------
INDEPENDENT TRUSTEES

D. Euan Baird                   Trustee of    Since fund   Chairman, President and          1             Director,
Schlumberger Ltd.               the Trust     inception.   Chief Executive Officer                        Societe
277 Park Avenue                                            of Schlumberger Ltd.                           Generale
New York, NY 10172                                         (oil field services,
Age:  64                                                    measurements and
                                                            systems.

William F. Indoe                Trustee of    Since fund   Partner, Sullivan &              1             None
Sullivan & Cromwell             the Trust     inception.   Cromwell (attorneys-at-
125 Broad Street                                           law).
New York, NY 10004
Age:  60

Robert E. Kaufmann              Trustee of    Since fund   Executive Director, The          1             None
555 Long Wharf Drive            the Trust     inception.   Hole in the Wall Gang
New Haven, CT 06511                                        (private foundation).
Age:  61                                                   Formerly, Director,
                                                           Spencer Stuart &
                                                           Associates (executive
                                                           search consultants),
                                                           1995-1998; Headmaster
                                                           of Deerfield Academy,
                                                           1980-94; Director of
                                                           various mutual funds,
                                                           1985-92.

John F. McNiff                  Trustee of    Since fund   Director of Allen                1            Director,
1105 Park Avenue                the Trust     inception.   Telecom Inc.                                 Allen Telecom
New York, NY 10178                                         (manufacturer of                                 Inc.
Age:  60                                                   telecommunication
                                                           products).
                                                           Formerly,
                                                           Director, Vice
                                                           President-Finance
                                                           and Chief
                                                           Financial
                                                           Officer of Dover
                                                           Corporation
                                                           (diversified
                                                           manufacturing
                                                           company),
                                                           [1996-2001 and
                                                           1983-2000,
                                                           respectively].

INTERESTED DIRECTOR
Colin C. Ferenbach (2)          President     Since fund   Managing Director,               1               None
Tocqueville Asset Management    and Trustee   inception.   Tocqueville Asset
L.P.                                                       Management L.P., since
1675 Broadway                                              2002.  Managing
New York, NY 10019                                         Director 1982-2002 of
Age:  68                                                   Haven Capital
                                                           Management Inc.
                                                           Formerly, General
                                                           Partner of HCM
                                                           Partners, L.P.
                                                           (financial services),
                                                           1984-94; Principal,
                                                           McCowan Associates,
                                                           Inc., 1980-83
                                                           (financial services);
                                                           Principal, Kleinwort
                                                           Benson McCowan Inc.
                                                           (financial services),
                                                           Goldman, Sachs & Co.
                                                           (financial services),
                                                           1957-76.
NOMINEES
Francois Sicart (2)             Nominee for   N/A          Chairman and Director,          5(4)           Director,
Tocqueville Asset Management    Trustee                    Tocqueville Management                        Tocqueville
L.P.                                                       Corporation, the                              Management
1675 Broadway                                              General Partner of                           Corporation,
New York, NY 10019                                         Tocqueville Asset                             the General
Age:  [58]                                                 Management L.P. and                         Partner of TMC
                                                           Lepercq de                                   from January,
                                                           Neuflize/Tocqueville                        1990 to present
                                                           Securities L.P. ("TMC")
                                                           from January, 1990 to
                                                           present; Chairman and
                                                           Chief Executive
                                                           Officer, Tocqueville
                                                           Asset Management Corp.
                                                           from December,
                                                           1985 to January,
                                                           1990; Chairman,
                                                           Principal
                                                           Executive
                                                           Officer and
                                                           Trustee of the
                                                           Tocqueville
                                                           Trust
                                                           (registered
                                                           investment
                                                           company) from
                                                           1990 to present;
                                                           Vice Chairman of
                                                           Tucker Anthony
                                                           Management
                                                           Corporation,
                                                           from 1981 to
                                                           October 1986;
                                                           Vice President
                                                           (formerly
                                                           general partner)
                                                           and other
                                                           positions with
                                                           Tucker Anthony,
                                                           Inc. from 1969
                                                           to January,
                                                           1990.

Robert Kleinschmidt (2)         Nominee for       N/A      President, Tocqueville          5(4)        Trustee of The
Tocqueville Asset Management    Trustee                    Management Corporation                      Tocqueville
L.P.                                                       from January, 1994 to                       Trust
1675 Broadway                                              present and Managing                        (registered
New York, New York 10019                                   Director from July,                         investment
Age:   [52]                                                1991 to January, 1994.                      company) from
                                                           President, Principal                        ____ to
                                                           Operating Officer,                          present.
                                                           Principal Financial
                                                           Officer, Treasurer and
                                                           Trustee of The
                                                           Tocqueville Trust
                                                           (registered investment
                                                           company) from ____ to
                                                           present.  Partner,
                                                           David J. Greene & Co.,
                                                           May, 1978 to July,
                                                           1991.  Assistant Vice
                                                           President, Irving Trust
                                                           Co., July, 1976 to May,
                                                           1978.

-------------------
(1)    Mr. Ferenbach is an "interested persons" as defined in Section
       2(a)(19) of the Investment Company Act of 1940, as amended (the
       "1940 Act") because he serves as President of the Trust and is a
       Managing Director of Tocqueville.
(2)    If elected, Messrs. Sicart and Kleinschmidt will be "interested person" as defined in Section 2(a)(19) of the 1940 Act because they are officers of Tocqueville Management Corporation, the general partner of Tocqueville.
(3)    The "Fund Complex" consists of the Fund and four other open-end investment companies advised by Tocqueville.
(4)    Number of Portfolios to be overseen in the Fund Complex, if elected.


Trustee and Nominee Share Ownership

         The following chart provides information on the number of Fund Shares beneficially owned by each Trustee or Nominee for Trustee:


Trustee                    Shares Beneficially owned as of      Percentage
                             [April 30, 2002]*
------------------------------------------------------------------------------
INTERESTED TRUSTEES

D. Euan Baird                       0                                   0

William F. Indoe                121,881.393                           1.94%

Robert E. Kaufmann               1,772.15                             0.03%

John F. McNiff                   1,738.21                             0.03%

INTERESTED TRUSTEE

Colin C. Ferenbach              67,742.60                            [0.68%]

NOMINEES

Francois Sicart                    None                                None

Robert Kleinschmidt                None                                None

-------------------
* The information on beneficial ownership is based on statements furnished to the Fund by each Trustee.
** As of April 30, 2002, Trustees, Nominees and officers as a group beneficially owned an aggregate of ____% of the Fund.]

The following chart provides information on the dollar range of Fund Shares owned by each Trustee or Nominee for Trustee:


Name of Trustee                       Dollar Range of Equity              Aggregate Dollar Range of
                                      Securities in the Fund(1)           Securities in All Investment
                                                                          Companies Overseen by the Trustee
                                                                          or Nominee in Family of
                                                                          Investment Companies(1)
-----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

D. Euan Baird                                        None                                None

William F. Indoe                                Over $100,000                       Over $100,000

Robert E. Kaufmann                             $10,001-$50,000                     $10,001-$50,000

John F. McNiff                                 $10,001-$50,000                     $10,001-$50,000

INTERESTED TRUSTEE

Colin C. Ferenbach                              Over $100,000                       Over $100,000

NOMINEES

Francois Sicart                                      None                           Over $100,000

Robert Kleinschmidt                                  None                           Over $100,000

--------------------
(1) As of April 30, 2002


Compensation of Trustees

         The following table sets forth the compensation paid or payable to the outside Trustees of the Fund and Trust for the fiscal year ended October 31, 2001. No employee of Tocqueville or Sunstone Distribution Services, LLC ("Sunstone"), the Fund's distributor, or any of their affiliates receives any compensation from the Fund or Trust for acting as an officer, Trustee or employee of the Trust. Each Trustee who is not a director, officer or employee of Tocqueville, Sunstone or any of their affiliates receives an annual fee of $5,000, and $500 for each meeting of the Trustees attended by the Trustee for services as Trustee and is reimbursed for expenses incurred in connection with attendance at meetings of Trustees. Trustees receive no pension or retirement benefits from the Fund or Trust nor any compensation from any fund that (i) holds itself out to investors as related to the Fund for purposes of investment and investor services or (ii) has Tocqueville, or an affiliated person of Tocqueville, as its investment adviser.

Name and Position                       Aggregate Compensation from the Fund(1)

D. Euan Baird, Trustee                                  $6,500

William F. Indoe, Trustee                             $8,000(2)

Robert E. Kaufmann, Trustee                           $8,000(2)

John F. McNiff, Trustee                               $8,000(2)

-------------------
(1)  Fiscal year ended October 31, 2001.
(2) Of this amount, Messrs. Indoe, Kaufmann and McNiff deferred $6,500, $8,000, $8,000 and $8,000, respectively, pursuant to the Trust's deferred compensation plan.


         Beginning in November 1998, a portion of the fees payable by the Fund to its outside Trustees has been deferred under a deferred compensation plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the Trustees.

Meetings and Committees of the Trustees

         There were four regular meetings of the Trustees held during the fiscal year ended October 31, 2001. All incumbent Trustees, except for Mr. Baird, attended at least 75% of the meetings held during their respective terms.

         The Trustees have an Audit Committee. The Audit Committee makes recommendations to the Trustees with respect to the engagement of independent accountants. The Committee reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the financial operations of the Trust and the Fund. The members of the Audit Committee during the fiscal year ended October 31, 2001, were Messrs. Baird, Indoe, Kaufmann and McNiff, each of whom is not an "interested person" within the meaning of the 1940 Act. The Audit Committee met two times during the fiscal year ended October 31, 2001. All incumbent members attended all of the meetings held during their respective terms.

         The Trustees have a Fair Value Oversight Committee. The Fair Value Oversight Committee provides overall supervision for valuation of the Trust's portfolio securities and reviews valuations of securities restricted, illiquid and/or reclassified. The members of the Fair Value Oversight Committee during the fiscal year ended October 31, 2001, were Mr. Ferenbach, Steven Ely and Denis Turko. Currently, Mr. Ferenbach is the only member of the Fair Value Oversight Committee. If elected, Messrs. Sicart and Kleinschmidt will become members of the Fair Value Oversight
Committee. The Fair Value Oversight Committee did not meet during the fiscal year ended October 31, 2001.

Trustee Approval of the Election of Nominees

         At a meeting of the Trustees held on February 25, 2002, the Trustees recommended that shareholders vote FOR each of the Nominees named herein. In recommending that shareholders elect the Nominees as Trustees of the Trust, the Trustees considered the Nominees' experience and qualifications.

         THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE NOMINEES.

         PROPOSAL 2: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Introduction

         From its inception until February 25, 2002, the Fund was managed by Haven Capital Management, Inc. ("Haven"). On February 25, 2002, the Trustees of the Trust, including a majority of the independent Trustees, voted to terminate the investment advisory agreement with Haven (the "Prior Agreement") and to enter into a new investment advisory agreement with Tocqueville (the "Proposed Agreement") principally in order to preserve continuity of the Fund's portfolio manager, Mr. Ferenbach, who was the Fund's portfolio manager from its inception until his resignation from Haven in January 2002.

         The Prior Agreement provided that it could be terminated at any time by a vote of the Trustees on 60 days' written notice to Haven. On February 25, 2002, the Trustees, including a majority of the independent Trustees, approved an interim investment advisory agreement (the "Interim Agreement") with Tocqueville, and Haven agreed to waive the 60 day termination notice. Accordingly, the Interim Agreement became effective on February 25, 2002 and will have a term of not more than 150 days from that date.

         Section 15 of the 1940 Act requires that both shareholders of the Fund and the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act ("Independent Trustees"), approve the Proposed Agreement. The advisory fee under the Proposed Agreement payable to Tocqueville is no greater than the fee payable to Haven under the Prior Agreement. In addition, the Fund's investment objectives and policies are not expected to change under the Proposed Agreement. A description of the Proposed Agreement is set forth below and is qualified in its entirety by reference to the copy of the Proposed Agreement attached to this Proxy Statement as Exhibit A.

The Prior Agreement

         Haven served as the Fund's investment adviser since the Fund began operations on June 23, 1994 pursuant to the terms of the Prior Agreement. The Prior Agreement was last approved by the Fund's initial shareholder on May 19, 1994 and by the Trustees on May 8, 2001. The Prior Agreement was terminated by the Trustees on February 25, 2002. Except for the dates of effectiveness and certain other non-material conforming changes, the Prior Agreement is identical to the Proposed Agreement discussed below. Under the prior agreement the Trust paid to Haven, on behalf of the Fund, an investment advisory fee, accrued daily and payable monthly in arrears, at the annual rate of 0.60% of the Fund's average daily net assets. For the fiscal year ended October 31, 2001, the Trust, on behalf of the Fund, paid investment advisory fees of $484,546 to Haven.

The Proposed Agreement

         The terms and provisions of the Prior Agreement with Haven and the Proposed Agreement with Tocqueville are the same in all material respects. The provisions in the Proposed Agreement regarding the responsibilities and duties of Tocqueville, the circumstances under which Tocqueville may be liable to the Trust or the Fund and the manner in which the agreement may be terminated are the same as the provisions in the Existing Agreement. In addition, the advisory fee as a percentage of average daily net assets to be paid to Tocqueville is the same as that paid to Haven. The only other differences between the Prior Agreement and the Proposed Agreement are the identity of the investment adviser, the dates of effectiveness and termination and certain immaterial conforming changes. If approved by Fund shareholders, the Proposed Agreement will commence on June 24, 2002, and will continue in effect until June 24, 2004, unless and until terminated by either party as provided in the Proposed Agreement.

         Pursuant to the terms of the Proposed Agreement, Tocqueville is responsible for providing to the Fund continuing and suitable investment programs consistent with the investment objectives, policies and restrictions of the Fund. The Proposed Agreement provided that the Fund is generally responsible for the charges and expenses of its operations.

         The Proposed Agreement provides that Tocqueville shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which the agreement relates if such actions were performed in good faith and were reasonably believed to be in or not opposed to the best interests of the Trust or Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Tocqueville in the performance of its duties or from reckless disregard by Tocqueville of its obligations and duties under the agreement.

         The Proposed Agreement will continue in effect from year to year so long as its continuation is specifically approved at least annually by the Trustees, including a majority of the Trustees who are "independent" Trustees, or a majority of the outstanding voting securities of the Fund. The Proposed Agreement may be terminated at any time upon 60 days' written notice by the Trustees or by Tocqueville, or by a majority vote of the outstanding shares of the Fund, and shall be terminated automatically upon its assignment.

Trustees Considerations

         At a meeting of the Trustees on February 25, 2002, the Independent Trustees met with representatives of Haven and Tocqueville and decided to terminate the Fund's investment advisory agreement with Haven, to enter into a new investment advisory agreement with Tocqueville, and to recommend that shareholders vote for the Proposed Agreement. None of the Trustees of the Trust that were affiliated with either Haven or Tocqueville (and who therefore had an interest in the outcome of the deliberations) participated in such decisions.

         The Trustees considered a variety of factors and reviewed various materials furnished by Haven and Tocqueville making such determinations. In particular, the Trustees considered the reasonableness of Tocqueville's proposed advisory fee, as well as the reasonableness of Haven's advisory fee in light of the extent and quality of the advisory services that have been provided; how both Haven's current fee and Tocqueville's proposed fee compare to fees charged to those of similar funds or clients for comparable services; expenses incurred by Haven with respect to the Fund and the total expenses of the Fund in comparison to other funds of comparable size; the Fund's performance under the management of Haven and Mr. Ferenbach relative to a selected peer group and the prior investment performance of comparable accounts managed by Tocqueville relative to broad-based indices and to comparable mutual funds; and the investment approach of Tocqueville and the knowledge and experience of Mr. Ferenbach and the other investment professionals who would be responsible for management of the Fund. The Trustees also considered the financial strength and resources of both Haven and Tocqueville; the history, reputation, qualifications and background of Haven and Tocqueville, as well as the qualifications of their personnel; and the historical nature and quality of services provided by Haven.

Description of Tocqueville

         Tocqueville, located at 1675 Broadway, New York, New York 10019, has been in the asset management business since 1990 and had approximately $1.266 billion in assets under management as of December 31, 2001. Tocqueville is responsible for choosing the Fund's investments and handling its business affairs. Tocqueville Management Corporation, 1675 Broadway, New York, New York 10019, is the general partner of Tocqueville. Francois Sicart is the chief executive officer and director of Tocqueville Management Corporation. Robert Kleinschmidt is the president and director of Tocqueville Management Corporation.

                  Tocqueville manages four other open-end investment companies that invest primarily in equity securities and seek long-term capital appreciation. However, each of these funds employs widely differing investment policies and styles in seeking this objective. The following table provides comparative information on fees paid to Tocqueville pursuant to advisory agreements in effect for such funds.


                                                                                   Management Fee
                                                            Assets              (as a percentage of
Fund                                                        (000's)            average daily net assets)
--------------------------------------------------------------------------------------------------------

Tocqueville Fund.....................................
Tocqueville Small Cap Value Fund.....................
Tocqueville International Value Fund.................
Tocqueville Gold Fund................................

--------------------
(1)  Information given for the fiscal year ended October 31, 2001.


         THE TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE PROPOSED AGREEMENT.


                           ADDITIONAL INFORMATION

Proxy Solicitation

         Tocqueville will bear the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Tocqueville, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. PFPC, Inc. ("PFPC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $______________.

         Any shareholder giving a proxy has the power to revoke it by mail addressed to PFPC, Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809,
Attention: ______, or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement. The presence at the Meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast of the Fund shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

         For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Approval of the Proposal 1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting. Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in connection with Proposal 2, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal 1 and will have the effect of a "no" vote on Proposal 2.

         As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of PFPC if their votes have not yet been received. Authorization to permit PFPC to execute proxies may be obtained by telephone from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the PFPC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the PFPC representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to PFPC, then the PFPC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the PFPC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. PFPC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call PFPC immediately if his or her instructions are not correctly reflected in the confirmation.

         Shareholders may also provide their voting instructions through telephone touch-tone voting. This option requires shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

         If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact PFPC toll-free at 1-800-850-7163. Any proxy given by a shareholder is revocable until voted at the Meeting.

Share Ownership

         The following table sets forth the beneficial owners of more than 5% of each Class of the Fund's shares as of April 30, 2002. To the best of the Fund's knowledge, as of April 30, 2002, no person owned beneficially more than 5% of the outstanding shares of the Fund, except as set forth below.



Name and Address of Owner                          Number of Shares                   Percentage
-------------------------                          ----------------                   ----------

Anton Ranch Family Partnership
4332 Belclaire
Dallas, TX  75205                                       817,103.293                     14.59%

Donald R. Gant
Young's Road
New Vernon, NJ 07976                                    683,844.554                     [  ]

Peter G. Sachs
443 Webbs Hill Road
Stamford, CT 06903                                      572,777.869                     10.23


Officers of the Trust

                  In addition to Mr. Ferenbach, the following executive officers hold the positions indicated opposite their names.


Name and Age                        Title                     Other Principal Occupations
------------                        -----                     ---------------------------

Robert Kleinshmidt                                             President, Tocqueville Asset
                                  Vice President               Management, L.P. (Since 1994)

Roger Cotta                       Secretary and Treasurer        Chief Operating Officer,
                                                               Tocqueville Asset Management,
                                                                L.P. (Since February 2002)


Distributor

         Sunstone Distribution Services, LLC, 803 W. Michigan Street, Suite A, Milwaukee, Wisconsin, is the distributor for the Trust. Effective after the close of business on May 31, 2002, Sunstone will change its name to UMB Fund Services, Inc.

Administrator

         PFPC, 103 Bellevue Parkway, Wilmington, Delaware 19809, an indirect, majority owned subsidiary of The PNC Financial Services Group, Inc. (a multi-bank holding company with its principal offices in Pittsburgh, Pennsylvania), serves as the administrator of the Fund. As administrator, PFPC provides administrative and accounting services to the Fund, including determination of the Fund's net asset value and assistance in the Fund's administrative operations. The Fund pays PFPC a fee as compensation for its administrative and accounting services, payable monthly in arrears, at the annual rate of 0.10% of the Fund's first $200 million of average net assets, 0.075% of the next $200 million of average net assets, 0.05% of the next $200 million of average net assets, and 0.03% of the average net assets in excess of $600 million, with a minimum monthly fee of $8,333 (exclusive of out-of-pocket expenses).

Transfer Agent and Shareholder Service Agent

         PFPC also serves as the Fund's transfer and dividend disbursing agent pursuant to a Transfer Agency Services Agreement, under which PFPC
(a) issues and redeems Shares, (b) addresses and mails all communications by the Fund to record owners of Shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (c) maintains shareholder accounts, and (d) makes periodic reports to the Fund concerning the Fund's operations. PFPC may, on 30 days' notice to the Fund, assign its duties thereunder to any other affiliate of PNC Bank or The PNC Financial Services Group, Inc.

Shareholder Proposals for Subsequent Meetings

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Tocqueville Asset Management L.P. 1675 Broadway, New York, New York 10019, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

         No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

         PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) OR TAKE ADVANTAGE OF AVAILABLE TELEPHONIC VOTING PROCEDURES PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Trustees,

/s/  Colin C. Ferenbach
     President



                                                                  Exhibit A

                   Form of Investment Advisory Agreement

                        THE TOCQUEVILLE ALEXIS TRUST
                                    and
                        THE TOCQUEVILLE ALEXIS FUND



                                                           As of ___ , 2002

Tocqueville Asset Management L.P.
1675 Broadway
New York, New York  10019

                       Investment Advisory Agreement
Dear Sirs:

         The Tocqueville Alexis Trust (the "Trust") has been organized as a business trust under the laws of the State of Delaware to engage in the business of an investment company. The Trust's shares of beneficial interest may be classified into series, each series representing the entire undivided interest in a separate portfolio of assets. As of the date hereof, the Trust has one series of shares, representing interests in The Tocqueville Alexis Fund (the "Fund").

         The Trustees of the Trust (the "Trustees") have selected you to provide investment advice to the Fund, as more fully set forth below, and you are willing to provide such advice under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows:

         1. Delivery of Documents. The Trust has furnished you with copies, properly certified or otherwise authenticated, of each of the following:

         (a) Agreement and Declaration of Trust of the Trust, dated as of March 17, 1994 (the "Declaration").

         (b)      By-Laws of the Trust as in effect on the date hereof.

         (c) Resolution of the Trustees selecting you as investment adviser for the Fund and approving the form of this Agreement.

         (d) Commitments, limitations and undertakings made by the Trust to state "blue sky" authorities for the purpose of qualifying shares of the Trust representing beneficial interests in the Fund (the "Shares") for sale in such states.

         (e)      Post-Effective Amendment No. 13 to the Trust's
                  Registration Statement on Form N-1A, dated February 26, 2002, registering the Shares under the Securities Act of 1933, as amended, together with all exhibits and amendments thereto (the "N-1A Registration Statement").

The Trust will furnish you from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

         2. Investment Advisory Services. You will use your best efforts to provide to the Fund continuing and suitable investment programs consistent with the investment objective, policies and restrictions of the Fund. In the performance of your duties hereunder, subject always (x) to the provisions contained in the documents delivered to you pursuant to Section 1 as each of the same may from time to time be amended or supplemented and
(y) to the limitations set forth in the N-1A Registration Statement as in effect from time to time, as amended, you will, at your expense:

         (a) determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities and assets in which the Fund invests or in cash;

         (b) make decisions for the Fund with respect to foreign currency matters and foreign exchange contracts, having regard to foreign exchange controls, if any;

         (c) make determinations as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets shall be exercised;

         (d) advise the Trust in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund's investments and, as requested, furnish the Fund with research, economic and statistical data in connection with its investments and investment policies;

         (e) submit such reports relating to the valuation of the Fund's securities as the Trustees or the administrator of the Fund may reasonably request;

         (f) place orders for the purchase, sale or exchange of portfolio assets for the Fund's accounts with brokers or dealers selected by you; provided, however, that in connection with the placing of such orders and the selection of such brokers or dealers you shall seek to obtain execution and pricing within the policy guidelines established by the Trustees and set forth in the N-1A Registration Statement as in effect from time to time;

         (g) provide information in your possession to the administrator of the Fund as such administrator may request to maintain and preserve the records required by the Investment Company Act of 1940, as amended (the "Investment Company Act");

         (h) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as you may deem necessary or useful in the discharge of your duties hereunder;

         (i) from time to time, or at any time requested by the Trustees, make reports to the Trustees concerning your performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund; and

         (j) cooperate generally with the Trust and the Fund to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including post-effective amendments to the Form N-1A Registration Statement, filings on Form N-SAR, periodic statements, reports to shareholders, shareholder communications and proxy material furnished to holders of the Shares, filings with state "blue sky" authorities and with the United States agencies responsible for tax matters, and other reports and filings of like nature.

         3. Expenses of the Fund. You will pay for maintaining the staff and personnel necessary to perform your obligations under this Agreement and shall, at your own expense, maintain the office space, facilities, equipment and personnel that are reasonably necessary to carry out your obligations hereunder. In addition, you shall pay the reasonable salaries, fees and expenses of such of the Trust's officers and employees (including payroll taxes) and any fees and expenses of such of the Trustees as are directors, officers or employees of you.

         4. Expenses of the Trust or the Fund Not Paid by You. You will not be required to pay any expenses which this Agreement does not expressly make payable by you. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Trust and the Fund assume and shall pay or cause to be paid fees to you and the administrator of the Trust and the Fund and all other expenses of the Trust and the Fund including, without limitation: (i) charges and expenses of any custodian, subcustodian or depositary appointed by the Trust or the Fund for the safekeeping of cash, securities or property and fees and expenses of any transfer agent, dividend paying agent and registrar for the Fund;
(ii) charges and expenses of accounting and auditing; (iii) expenses and fees associated with registering and qualifying securities issued by the Trust and the Fund for sale with the Securities and Exchange Commission and in various states, expenses of preparing Share certificates, if any, and other expenses in connection with the issuance, offering or distribution of securities issued by the Trust and the Fund, including freight insurance and other charges in connection with the shipment of the Fund's portfolio securities; (iv) expenses and fees associated with obtaining an order pursuant to Section 17(b) of the Investment Company Act authorizing certain transactions; (v) expenses of stationery, preparing, printing and distributing reports, notices and dividends and other documents to the Fund's shareholders, including, without limitation, to the extent not borne by the Fund's administrator, distributor or transfer agent; (vi) interest on any indebtedness of the Fund; (vii) governmental fees and taxes of the Trust and the Fund, including any stock transfer tax payable on a portfolio security of the Fund; (viii) brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; (ix) costs of trustees' and officers' insurance and fidelity bonds; (x) compensation and expenses of the Trustees who are not interested persons of you, including out-of-pocket travel expenses; (xi) costs and expenses incidental to holding meetings of the Trustees, or any committees thereof, or meetings of shareholders; (xii) fees for legal, auditing and consulting services and litigation expenses, including settlement or arbitration costs; (xiii) dues and expenses incurred in connection with membership in investment company organizations and expenses relating to investor and public relations; and (xiv) costs, expenses and fees incurred in connection with obtaining, maintaining, refinancing or repaying indebtedness.

         5. Compensation of the Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by you as herein provided, the Trust will pay you, on behalf of the Fund, an investment advisory fee, which shall accrue daily and be payable monthly in arrears, calculated at an annual rate of 0.60% of the Fund's average daily net assets.

         If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the relevant month as a percentage of the total number of days in such month in order to permit the fee to be calculated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Trustees, the average net asset value of a Share for the last day prior to such suspension shall for this purpose be deemed to be the average net asset value at the close of each succeeding day until it is again determined.

         In the event the operating expenses of the Fund, including amounts payable to you pursuant to this Section 5, for any fiscal year of the Fund ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, you shall reduce your management fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Fund in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs, including settlement or arbitration costs, and any indemnification related thereto) paid or payable by the Fund. Whenever the expenses of the Fund exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the management fee due to you. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in your fee shall be applicable.

         The net asset value of the Fund shall be determined pursuant to the applicable provisions of the Trust's Declaration of Trust and applicable law, and as described in the N-1A Registration Statement, as such registration statement may be amended from time to time.

         6. Other Activities of Adviser and Its Affiliates. Nothing herein contained shall prevent you or any affiliate or associate of yours from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to that of the Fund; and it is specifically understood that officers, directors, and employees of yours and of your subsidiaries, if any, may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and to other investment advisory clients of yours.

         7. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither you nor any of your directors, officers or employees will act as principal or agent or receive any commission. If any occasion should arise in which you advise persons concerning the Shares, you will act solely on your own behalf and not in any way on behalf of the Trust or the Fund.

         8. No Partnership or Joint Venture. The Trust, the Fund and you are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

         9. Name of Trust and Fund. The Trust and the Fund may use the name "Tocqueville" or any name derived from or similar to the name "Tocqueville Asset Management L.P." only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect. At such time as such Agreement shall no longer be in effect, the Trust and the Fund will (to the extent they lawfully can) cease to use such a name or any other name indicating that the Fund is advised or they are otherwise connected with you. The Trust acknowledges that it has adopted the name "The Tocqueville Alexis Trust," and the Fund has adopted the name "The Tocqueville Alexis Fund," through permission of Tocqueville Asset Management L.P., [a Delaware limited partnership], and agrees that Tocqueville Asset Management L.P. reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name "Tocqueville" or any similar name to any other corporation or entity, including but not limited to any investment company of which Tocqueville Asset Management L.P., or any subsidiary or affiliate thereof or any successor to the business of any thereof shall be the investment adviser.

         10. Limitation of Liability of Adviser. You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates if such actions by you were performed in good faith and were reasonably believed by you to be in or not opposed to the best interests of the Trust or Fund, as the case may be, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also employed by you, who may be or become an employee of and paid by the Trust or the Fund shall be deemed, when acting within the scope of his employment by the Trust or the Fund, to be acting in such employment solely for the Trust or the Fund and not as your employee or agent.

         You shall not be liable for any losses caused by disturbances of your operations by virtue of force majeure, war, riot, or damage caused by nature or due to other events for which you are not responsible (e.g., strike, lock-out or losses caused by the imposition of foreign exchange controls, expropriation of assets or other acts of domestic or foreign authorities).

         The presence of exculpatory language in this Agreement shall not be deemed by the Trust, the Fund, you or any other party appointed pursuant to this Agreement, including without limitation any custodian, as in any way limiting causes of action and remedies which may, notwithstanding such language, be available to the Trust or Fund either under common law or statutory law principles applicable to fiduciary relationships or under the federal securities laws.

         11. Duration and Termination of this Agreement. This Agreement shall remain in force until the second anniversary of the date upon which this Agreement was executed by the parties hereto, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of you or (other than as Trustees) of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (b) either
(i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time by the Trustees without the payment of any penalty by the Trust or the Fund, by vote of a majority of the outstanding voting securities of the Fund, or by you. Termination of this Agreement with respect to the Fund shall not be deemed to terminate or otherwise invalidate any provision of any contract between you and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 11, the definitions contained in Section 2(a) of the Investment Company Act (particularly the definitions of "assignment", "interested person" and "voting security") shall be applied.

         12. Amendment of This Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of you or (other than as Trustees) of the Trust cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act, provided that no approval shall be required pursuant to this clause (b) in respect of any contract between you and the holders of outstanding voting securities of any other series of the Trust other than the Fund.

         13. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be in writing or by fax, with hard copy to follow, and shall be effective upon receipt. Notices and communications shall be given: (a) to the Trust and the Fund c/o Tocqueville Asset Management L.P., 1675 Broadway, New York, New York 10019, Attention: Colin
C. Ferenbach and (b) to you at the same address.

         14. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

         15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The obligations of the Trust or the Fund are not binding upon any of the Trustees, shareholders, officers, employees or agents of the Trust individually, but only upon the assets and property of the Fund.

                                    Yours very truly,
                                    THE TOCQUEVILLE ALEXIS TRUST,
                                        for itself and its initial series,
                                        The Tocqueville Alexis Fund


                                    By________________________________
                                    Colin C. Ferenbach
                                    President


The foregoing Agreement
is hereby agreed to as of
the date hereof.

TOCQUEVILLE ASSET MANAGEMENT L.P.

By:  Tocqueville Management Corporation,
     its general partner

By:  __________________________
     Name:
     Title:


YOU CAN ALSO VOTE BY                              Vote this proxy card TODAY!
TOUCH-TONE TELEPHONE CALL
TOLL-FREE: 1-800-597-7836
(see enclosed flyer for further instructions)



                                                             THE HAVEN FUND

         THIS PROXY IS SOLICITED BY THE TRUSTEES OF THE TOCQUEVILLE ALEXIS TRUST FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") OF THE TOCQUEVILLE ALEXIS FUND (THE "FUND") TO BE HELD ON [DAY], [DATE], 2002, AT [9:00 A.M.], EASTERN TIME, [AT THE OFFICES OF PFPC, INC., 103 BELLEVUE PARKWAY, 4TH FLOOR, WILMINGTON, DELAWARE.]

         THE UNDERSIGNED HEREBY APPOINTS COLIN C. FERENBACH, _____________ AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED MEETING AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF BENEFICIAL INTEREST EVIDENCING INTERESTS IN THE FUND, HELD OF RECORD BY THE UNDERSIGNED ON [DATE], 2002, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:



                                           Date ______________________, 2002

                                           PLEASE SIGN EXACTLY AS NAME
                                           APPEARS HEREON WHEN SHARES ARE
                                           HELD BY JOINT TENANTS, BOTH
                                           SHOULD SIGN, WHEN SIGNING AS
                                           ATTORNEY OR EXECUTOR,
                                           ADMINISTRATOR, TRUSTEE OR
                                           GUARDIAN, PLEASE GIVE FULL TITLE
                                           AS SUCH, IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE
                                           NAME BY PRESIDENT OR OTHER
                                           AUTHORIZED OFFICER. IF A
                                           PARTNERSHIP, PLEASE SIGN IN
                                           PARTNERSHIP NAME BY AUTHORIZED
                                           PERSON.


                                           -----------------------------------

                                           -----------------------------------
                                           SIGNATURE(S)(JOINT OWNERS)






PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.


(1)      Proposal to elect Francois Sicart and Robert Kleinschmidt.    FOR ALL     WITHOLD ALL   WITHOLD ALL EXCEPT:
         as Trustees of the Trust.                                     |_|            |_|           ---------

(2)      Proposal to approve a new Investment Advisory Agreement       FOR          AGAINST       ABSTAIN
         between Tocqueville Asset Management L.P. and The             |_|            |_|          |_|
         Tocqueville Alexis Trust, on behalf of itself and on
         behalf of The Tocqueville Alexis Fund.

(3)      In their discretion, the proxies are authorized to vote upon  FOR          AGAINST     ABSTAIN
         such other business as may properly come before the Meeting.  |_|            |_|          |_|


                     PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.
